RENEWAL AMENDMENT NO. 2

To

AGREEMENT dated 15th September, 2004 &

RENEWAL AMENDMENT dated 25th July, 2008

(“Agreements”)

Between

SATYAM COMPUTER SERVICES LIMITED

And

XALTED NETWORK, INC

This Renewal Amendment to the above referenced Agreements is entered into and made effective as of 1st May 2009 (“Amendment Effective Date”) by and between Satyam Computer Services Ltd, having its registered office at, Mayfair Building, S. P Road, Secunderabad, Pin: 500003 (“Satyam”) and Xalted Network, Inc with its principal place of business at 690, North McCathy Blvd. Suite 200, Milpitas, California 95035, USA (“XNI”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the Agreement shall be amended as follows:

1	The parties agree to extend the term of the Agreement for an additional term of one (1) year from the end of the current term to 30th April 2010.

2.	Section 2.13.2 of the Agreement dated 15th September, 2004 is deleted completely.

3.	Section 2.13 .1 of the Agreement dated 15th September, 2004 is modified as follows:

“XNI will provide the Bundled software required for BSNL IOBAS project, to Satyam at a price of Rs 0.80 per 1000 priced interconnect CDRs for volumes upto 100 million Priced interconnect CDRs per day. These rates are retrospectively effective from April 2009 to April 2010 (Limited to completion of bill cycle activities pertaining to March 2010)”. This price is inclusive of all duties, taxes and levies.

4.	Except as specifically modified herein, all other provisions of the Agreement dated le September, 2004 remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreements to be executed by their duly authorized representatives as of the Amendment Effective Date.

SATYAM COMPUTER SERVICES LIMITED	XALTED NETWORKS INC

Signature /s/ K.B. Iyappa	Signature /s/ Ajay M. Batheja
Name: K.B. Iyappa	Name: Ajay M. Batheja
Title: General Counsel & Authorised Signatory	Title: Chief Executive Officer
Date: 04 June, 2009.	Date: 10 June 2009

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